           Morgan Stanley Institutional Fund Trust Municipal Portfolio
                          Item 77(O) 10F-3 Transactions
                       April 1, 2006 - September 30, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Freddi  7/12/  20,000  $50.00 $1,000,  4,400,    0.44%  0.07%   Bear,    Bear
 e Mac    06    ,000          000,000    000                    Stearn  Stearn
                                .00                              s &       s
                                                                 Co.
                                                                Inc.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Credit
                                                                Suisse
                                                                , FTN
                                                                Financ
                                                                 ial
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 HSBC